Thornburg Investment Trust N-CSRS

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of the following Thornburg Funds: Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Core Plus Bond Fund, Strategic Income Fund, Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Emerging Markets Managed Account Fund, High Income Bond Managed Account Fund, Investment Grade Bond Managed Account Fund, Municipal Managed Account Fund, and Capital Management Fund (hereafter referred to as the “Funds”) to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of the Funds as of, and for, the periods presented in the Report.

Dated:	June 4, 2025

/s/ Nimish Bhatt

Nimish Bhatt

President and principal executive officer

Dated:	June 4, 2025

/s/ Curtis Holloway

Curtis Holloway

Treasurer and principal financial officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.